SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.D. 20549

                                FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of earliest event reported:  July 31, 2000.

                      TV COMMUNICATIONS NETWORK, INC.
                         (a Colorado Corporation)

             I.R.S. Employer Identification Number 84-1062555

                        10020 E. Girard Avenue, #300
                           Denver, Colorado 80231
                         Telephone:  (303) 751-2900

                       Investor relations contact:

        Kenneth D. Roznoy, Vice President of Business Development
                     10020 E. Girard Avenue, #300
                         Denver, Colorado 80231
                       Telephone:  (303) 751-2900

Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5.

This Amended Form 8-K revises and supplements the information contained in our July 31, 2000 Form 8-K pertaining to the additional $150 million non-binding, funding commitment given to the Company's wholly-owned subsidiary, Reema International Corp. Please see the revised and supplemented Press Release attached as Exhibit A to this Form 8-K/A Report which is incorporated herein by reference.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

Item 9.   Not Applicable

SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TV COMMUNICATIONS NETWORK, INC.

Date:  November 1, 2000

/ss/Omar A. Duwaik
Omar A. Duwaik
PRESIDENT/CEO

/ss/Kenneth D. Roznoy
Kenneth D. Roznoy
VICE PRESIDENT/BUSINESS DEVELOPMENT